COMMITMENTS AND CONTINGIENCIES	3 Months Ended
Mar. 31, 2012
Notes to Financial Statements
COMMITMENTS AND CONTINGIENCIES

Employment Agreements

Effective March 26, 2008, the Company entered into two employment agreements with its Chief Executive Officer and Chief Financial Officer.  These agreements established a yearly salary for each of $120,000.  As of March 31, 2012 and December 31, 2011, the Company owed its officers $105,986 and $120,068, respectively, based on the terms of the agreement.

During the year ended December 31, 2007, neither officer was paid for his services.  Based on the value of the above agreement, the Company recorded the estimated value of contributed services from its officers of $111,781 representing work performed from formation of the Company through December 31, 2007.

Stock Issuance Commitment

On April 3, 2012 The Company entered into an agreement with one of its vendors, whereby the vendor will provide services valued at $15,000 in exchange for 150,000 shares of contingently issuable Restricted Class A Common Stock at $0.10 per share.

Operating Leases

The company currently leases office space.  The monthly cost of the lease is approximately $1,400.  The original lease agreement expired on September 30th, 2011.  Company management executed a Lease Modification and Extension Agreement dated March 15th, 2010, reducing the monthly lease payment from $1,783.19 to $1,400.00 per month, extending the lease term for an additional one year commencing October 1, 2010 and ending on September 30, 2011.  On August 17, 2011, the lease was extended for a period of one year beginning on October 1, 2011 and ending on September 30, 2012.  With the extension, the Company has the option to extend the lease for one more 24 month period commencing in 2012, but will negotiate rent at a market rate agreed to by lessor and lessee.

 Legal Matters

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of March 31, 2012, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of our operations.

In March of 2010, Attune RTD engaged the services of a vendor to complete work described in the Scope of Services portion of a March 2010 agreement. Pursuant to the Agreement, the company paid the vendor a total of $70,618 towards the completion of services. The agreement contained a “not to exceed cost” of $89,435. On or about September 21, 2010 the company issued vendor 250,000 shares of Restricted Class A Common Stock as an incentive for vendor to deliver services not later than March 1, 2011. Vendor agreed to incrementally deliver work in process. No work in process or finished work of any kind was received from vendor. Vendor requested the company pay an additional $18,818.On or about October 4, 2010, vendor repudiated the agreement. On February 23, 2011 The Company engaged the services of legal counsel and made written demand for the return of the stock certificate and attempted to initiate settlement negotiations. Vendor did not acknowledge receipt of letter. The company has issued a “Stop” on vendor’s certificate.

On September 25, 2011, the company received Notice of Chapter 7 Bankruptcy Case filed personally by vendor. Company is discussing with counsel the filing of an adversary proceeding to be filed on or before December 5th, 2011. Additionally, company is currently contemplating litigation with counsel for legal remedies to obtain the return of the unearned stock certificate and compensation for Attune's alleged damages resulting from vendors failure to perform and subsequent repudiation of the contract, including the companies lost opportunity costs. Should company pursue litigation against vendor these costs will need to be established by an economic expert. Vendor could conceivably pursue litigation against the company for the $18,818, however the Company believes this is not probable and therefore a contingent liability is not warranted.